SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2012

DAKOTA TERRITORY RESOURCE CORP

 (Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 000-50191	98-0201259 (I.R.S. Employer Identification Number)

10580 N. McCarran Blvd., Building 115 – 208

Reno, NV 89503

(Address of Principal Executive Offices and Zip Code)

(775) 747-0667

(Issuer's telephone number)

Mustang Geothermal Corp

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 28, 2012, the Registrant completed its acquisition of North Homestake Mining Company, a Nevada Corporation (hereafter, “North Hometstake”).

On March 9, 2012, the Registrant filed Form 8-K with the Commission notifying it of the Registrant’s entry into a Material Definitive Agreement not made in the ordinary course of its business. The parties to the agreement are the Registrant and North Homestake. The Registrant’s board of directors and a majority of its shareholders eligible to vote approved the terms of the Material Definitive Agreement on March 8, 2012. North Homestake’s board of directors and a majority of its shareholders eligible to vote approved the terms of the Material Definitive Agreement on March 6, 2012.

Pursuant to the terms of the Material Definitive Agreement, the Registrant and North Homestake agreed to an exchange of common stock to affect the Registrant’s acquisition of North Homestake’s issued and outstanding shares, and North Homestake’s gold exploration properties located in South Dakota (the “Blind Gold Property”). The Registrant agreed, as conditions precedent to the closing of the transaction, to amend its Articles of Incorporation to: (i) Affect a one for ten reverse split of its common stock; (ii) Change its name to Dakota Territory Resource Corp; and, (iii) Apply for a new ticker symbol with the Financial Industry Regulatory Authority (FINRA) consistent with the name change. Once the Registrant completed the above noted conditions, the Registrant and North Homestake agreed to an exchange of common stock whereby the Registrant would issue to North Homestake’s two shareholders a total of thirty million post reverse split common shares, in exchange for all of North Homestake’s issued and outstanding shares of common stock. The transaction was agreed to close on March 31, 2012, or as soon as is legally practicable in anticipation of regulatory review by the Commission and FINRA. The parties agreed to an extension of time to close the transaction to September 30, 2012 in order to accommodate regulatory review.

The Registrant proceeded to file Information Statements with the Commission on Form 14C, and to amend its Articles of Incorporation to affect the noted reverse split and name change with the Nevada Secretary of State. FINRA approved the name change and the reverse stock split and the actions took effect on September 26, 2012. The Registrant’s ticker symbol will change to “DTRC” on or about October 23, 2012. The Registrant issued the thirty million post-reverse split shares on September 27, 2012 and North Homestake authorized the tender of all of its issued and outstanding shares.

North Homestake’s shareholders consisted of Richard Bachman and Gerald Aberle. Mr. Bachman is also the Registrant’s Director, President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, and Mr. Aberle is the Registrant’s Director, Vice President and Chief Operating Officer. Messrs. Bachman and Aberle owned 100% of the issued and outstanding common stock of North Homestake and also constituted the complete board of directors of North Homestake.

The factual principles the Registrant relied upon in determining the amount of consideration paid in the transaction included: (i) the Registrant’s failure to realize revenues from operations since inception; (ii) the Registrant’s inability, due to lack of funding, to actively explore its four geothermal project areas in the State of Nevada and seven project areas in the Country of Peru; (iii) the Registrant’s cumulative losses from operations since inception; (iv) the professional backgrounds and experience of Messrs. Bachman and Aberle with the now closed Homestake Mining Company from 1980 to 2002; (v) Messrs. Bachman and Aberle’s information and their own professional and practical opinions concerning the opportunity for the Registrant to find gold on the “Blind Gold Property” based upon historical, geological and topographical information; and, (vi) the Registrant’s conclusions that acquiring North Homestake was desirable and fell squarely within the ambit of the Registrant’s business category of mining; and, that the “Blind Gold Property” opportunity appeared to present a valuable asset that could reasonably and foreseeably, in an exercise of prudent business judgment, result in returning value to the Registrant’s shareholders.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

By virtue of the closing of the Material Definitive Agreement with North Homestake, the Registrant issued to Mr. Richard Bachman and Mr. Gerald Aberle fifteen million post reverse split common shares each (totaling thirty million common shares), amounting to 89.08% of the total number of issued and outstanding shares of the Registrant post reverse split. As noted above, the consideration tendered by North Homestake to the Registrant in the share exchange was all of its issued and outstanding common stock that was controlled by North Homestake’s two shareholders, Messrs. Bachman and Aberle. No arrangements or understandings among members of both the Registrant’s former and new control groups and their associates exist with respect to election of directors or other matters.

Security ownership of certain beneficial owners after Closure of the Material Definitive Agreement.

(1) Title of class	(2) Name of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class

Note: No qualifying beneficial owners as defined under Rule 13d-3 owning 5% or more of the Company’s common stock are reportable after the closing of the Material Definitive Agreement.

Security ownership of management after the closing of the Material Definitive Agreement.

(1) Title of class	(2) Name of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class
Common	Richard Bachman; P.O. Box 33084, Reno, NV 89533	73,672 Unrestricted Common Shares 15,000,000 Restricted Common Shares Total: 15,073,672	45.09%
Common	Gerry Berg; 10580 N. McCarran Blvd., Building 115 – 208 Reno, NV 89503	Nil	00.00%
Common	Gerald Aberle; 10580 N. McCarran Blvd., Building 115 – 208 Reno, NV 89503	15,000,000 Restricted Common Shares	44.85%
All Directors and Officers as a Group		30,081,672 Common Shares.	89.94%

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Incorporated by reference pursuant to Rule 12b-32 are North Homestake’s audited Balance Sheet, Statement of Operations, Cash Flows and Changes in Shareholders' Equity for the Year Ended March 31, 2012 and the related notes, prepared in conformity with U.S. generally accepted accounting principles, filed as Appendix B to the Registrant’s Form 14C – Definitive Information Statement on September 11, 2012.

(b) Pro Forma Financial Information.

Incorporated by reference pursuant to Rule 12b-32, are the unaudited Consolidated Proforma Balance Sheets and Statement of Operations of the Registrant and North Homestake as of and for the year ended March 31, 2012 filed as Appendix C to the Registrant’s Form 14C – Definitive Information Statement on September 11, 2012.

(d) Exhibits.

The following exhibits are filed herewith or incorporated herein by reference pursuant to Rule 12b-32:

Exhibit Index:

Exhibit Number	Description
EX – 2.1	Plan of Merger
EX – 3(i).1	Amended Articles of Incorporation
EX – 99.1

Incorporated by reference pursuant to Rule 12b-32 are North Homestake’s audited Balance Sheet, Statement of Operations, Cash Flows and Changes in Shareholders' Equity for the Year Ended March 31, 2012 and the related notes, prepared in conformity with U.S. generally accepted accounting principles, filed as Appendix B to the Registrant’s Form 14C – Definitive Information Statement on September 11, 2012.

EX – 99.2

Incorporated by reference pursuant to Rule 12b-32, are the unaudited Consolidated Proforma Balance Sheets and Statement of Operations of the Registrant and North Homestake as of and for the year ended March 31, 2012 filed as Appendix C to the Registrant’s

Form 14C – Definitive Information Statement on September 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA TERRITORY RESOURCE CORP  (Registrant)

Date September 27, 2012

By /s/ Richard Bachman

     Richard Bachman, PRESIDENT

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